UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________
FORM 8-K
 _______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: May 22, 2024
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
14201 Dallas Parkway
Dallas, TX 75254
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)
 _______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	NYSE
6.875% Senior Notes due 2031	THC31	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Tenet Healthcare Corporation (the “Company”) was held on May 22, 2024. Below are the final voting results from the meeting.

1.    The Company’s shareholders elected the following directors to serve on the Company’s Board of Directors, each to serve until the next annual meeting of shareholders or until his or her successor is duly elected or qualified, whichever is later, or until the director’s earlier resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Saumya Sutaria	78,408,106	2,952,599	32,017	7,127,343
J. Robert Kerrey	79,073,669	2,287,690	31,364	7,127,343
Vineeta Agarwala	81,165,083	196,130	31,509	7,127,343
James L. Bierman	80,681,369	679,552	31,802	7,127,343
Roy Blunt	80,901,184	459,196	32,343	7,127,343
Richard W. Fisher	80,876,576	483,410	32,737	7,127,343
Meghan M. FitzGerald	79,983,800	1,373,328	35,595	7,127,343
Cecil D. Haney	80,749,317	612,662	30,744	7,127,343
Christopher S. Lynch	80,998,870	361,100	32,753	7,127,343
Richard J. Mark	80,881,920	478,921	31,882	7,127,343
Tammy Romo	80,830,618	530,853	31,252	7,127,343
Stephen H. Rusckowski	81,110,163	250,471	32,089	7,127,343
Nadja Y. West	80,637,096	723,225	32,401	7,127,343

2.    The Company’s shareholders approved, on an advisory basis, the Company’s executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
78,324,154	2,920,906	147,662	7,127,343

3.    The Company’s shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2024:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
87,988,280	496,790	34,996	—

4.    The shareholder proposal requesting a report on risk mitigation regarding state restrictions for emergency abortions did not pass.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,059,525	75,912,077	1,421,120	7,127,343

5.    The shareholder proposal requesting a report on plans to integrate ESG metrics into executive compensation did not pass.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,328,821	76,596,569	467,332	7,127,343

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: May 23, 2023	By:	/s/ THOMAS ARNST
Name: Thomas Arnst
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary